     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2000
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------
                                 S1 CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                         incorporation or organization)

                                   58-2395199
                      (IRS employer identification number)

                             3390 Peachtree Road, NE
                                   Suite 1700
                             Atlanta, Georgia 30326
                                 (404) 812-6200
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                            ------------------------

                    Q-Up Systems, Inc. 1999 Stock Option Plan
                            (Full title of the Plan)

                            ------------------------

                               Robert F. Stockwell
                             Chief Financial Officer
                                 S1 Corporation
                             3390 Peachtree Road, NE
                                   Suite 1700
                             Atlanta, Georgia 30326
                                 (404) 812-6780
            (Name, address and telephone number of Agent for Service)

                                    Copy to:
                              Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-8575

                            ------------------------



                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
                                                AMOUNT         PROPOSED MAXIMUM         PROPOSED MAXIMUM       AMOUNT OF
                  TITLE OF SECURITIES            TO BE          OFFERING PRICE         AGGREGATE OFFERING     REGISTRATION
                    TO BE REGISTERED         REGISTERED(2)      PER SHARE (1)             PRICE (1)(2)         FEE (1)(2)
---------------------------------------------------------------------------------------------------------------------------
Common Stock                                 1,442,116          35.78125                51,600,713.13          13622.59
===========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.

(2) The Registrant is registering 1,442,116 shares of its common stock, par value $.01 per share, reserved for issuance pursuant to the Q-Up Systems, Inc. 1999 Stock Option Plan.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the SEC either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this registration statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          S1 hereby incorporates by reference into this registration statement the following documents filed by it with the SEC:

          (a) S1's annual report on Form 10-K for the 12 months ended December 31, 1999.

          (b) Current report on Form 8-K filed on March 8, 2000. Current report on Form 8-K filed on May 2, 2000. Current report on Form 8-K filed on May 8, 2000.

          (c) The description of Common Stock contained in S1's registration statement on Form 8-A filed with the SEC on September 30, 1998, including any amendment or report filed for the purpose of updating such description.

          In addition, all documents and reports filed by S1 subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 145 of the General Corporation Law of the State of Delaware sets forth certain circumstances under which directors, officers, employees and agents may be indemnified against liability that they may incur in their capacity as such. Section 6 of S1's amended and restated certificate of incorporation provides for indemnification of S1's directors, officers, employees and agents under certain circumstances.

          S1 also has the power to purchase and maintain insurance on behalf of its directors, officers, employees and agents and certain other persons. S1 has in effect a policy of liability insurance covering its directors and officers, the effect of which is to reimburse its directors and officers against certain damages and expenses resulting from certain claims made against them caused by their negligent act, error or omission.

          The foregoing indemnity and insurance provisions have the effect of reducing directors' and officers' exposure to personal liability for actions taken in connection with their respective positions.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of S1 pursuant to the foregoing provisions, or otherwise, S1 has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by S1 of expenses incurred or paid by a director, officer or controlling person of S1 in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, S1 will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

      Exhibit No.                          Exhibit
      -----------                          -------
          4.1       Specimen common stock certificate (Incorporated by reference to Exhibit 3.1 to S1's registration statement on Form 8-A
                    (File No. 000-24931) filed with the SEC on September 30,
                    1998.)


          4.2       Specimen certificate for S1's Series A Convertible Preferred
                    Stock (Incorporated by reference to Exhibit 4.2 to S1's
                    Annual Report on Form 10-K for the fiscal year ended
                    December 31, 1998 (File No. 000-24931) filed with the SEC on
                    March 31, 1999.)

          4.3       Specimen certificate for S1's Series B Convertible
                    Redeemable Preferred Stock (Incorporated by reference to
                    Exhibit 4.3 to S1's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 000-24931) filed with the SEC on March 31, 1999.)

          4.4       Specimen certificate for S1's Series C Redeemable
                    Convertible Preferred Stock (Incorporated by reference to
                    Exhibit 4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 1999 (File No. 000-24931) filed with the SEC on May 17, 1999.)

            5 Opinion of Nancy Kenley, Esq. as to the validity of the securities registered hereunder, including the consent of Ms. Kenley.

          23.1      Consent of PricewaterhouseCoopers LLP.

          23.2      Consent of KPMG LLP.

          23.3 Consent of Nancy Kenley, Esq. (included in her opinion filed as Exhibit 5 hereto).

          99.1      Section 145 of the Delaware General Corporation Law
                    (Incorporated by reference to Exhibit 99.1 to S1's
                    Post-Effective Amendment No. 1 to Form S-4 on Form S-8
                    (Registration No. 333-82711) filed with the SEC on January
                    19, 2000).

----------------------------

ITEM 9.   UNDERTAKINGS.

(a)   The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offiered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                    provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Rregistrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Atlanta, state of Georgia on May 15, 2000.

                                      S1 CORPORATION

                                      By: /s/ James S. Mahan III
                                         ---------------------------------------
                                         James S. Mahan, III
                                         Chief Executive Officer,
                                         President and Director (Principal
                                         Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 15th day of May, 2000.

           SIGNATURE                                                           TITLE
           ---------                                                           -----
     /s/ James S. Mahan III                                     Chief Executive Officer, President and
--------------------------------                                Director (Principal Executive Officer)
      James S. Mahan, III

    /s/ Robert F. Stockwell                                   Senior Vice President and Chief
--------------------------------                                Financial Officer (Principal
      Robert F. Stockwell                                       Financial Officer and Principal
                                                                Accounting Officer)


                                                                             Director
--------------------------------
       Robert W. Copelan


  /s/ Joseph S. McCall                                                       Director
--------------------------------
       Joseph S. McCall

 /s/ Howard J. Runnion, Jr.                                                  Director
--------------------------------
    Howard J. Runnion, Jr.


--------------------------------                                             Director
    Jackson L. Wilson, Jr.

 /s/ Gregg Freishtat
--------------------------------                                             Director
        Gregg Freishtat

 /s/  Michel Akkermans                                         Director
--------------------------------
       Michel Akkermans

 /s/  David Hodgson                                            Director
--------------------------------
         David Hodgson

                                  EXHIBIT INDEX

        Exhibit
          No.                               Exhibit
          ---                               -------
          4.1       Specimen common stock certificate (Incorporated by reference to Exhibit 3.1 to S1's registration statement on Form 8-A
                    (File No. 000-24931) filed with the SEC on September 30,
                    1998.)

          4.2       Specimen certificate for S1's Series A Convertible Preferred
                    Stock (Incorporated by reference to Exhibit 4.2 to S1's
                    Annual Report on Form 10-K for the fiscal year ended
                    December 31, 1998 (File No. 000-24931) filed with the SEC on
                    March 31, 1999.)

          4.3       Specimen certificate for S1's Series B Convertible
                    Redeemable Preferred Stock (Incorporated by reference to
                    Exhibit 4.3 to S1's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 000-24931) filed with the SEC on March 31, 1999.)

          4.4       Specimen certificate for S1's Series C Redeemable
                    Convertible Preferred Stock (Incorporated by reference to
                    Exhibit 4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 1999 (File No. 000-24931) filed with the SEC on May 17, 1999.)

            5 Opinion of Nancy Kenley, Esq. as to the validity of the securities registered hereunder, including the consent of Ms. Kenley.

          23.1      Consent of PricewaterhouseCoopers LLP.

          23.2      Consent of KPMG LLP

          23.3 Consent of Nancy Kenley, Esq. (included in her opinion filed as Exhibit 5 hereto).

          99.1      Section 145 of the Delaware General Corporation Law
                    (Incorporated by reference to Exhibit to S1's Post-Effective
                    Amendment No. 1 to Form S-4 on Form S-8 (Registration No.
                    333-82711) filed with the SEC on 99.1 January 19, 2000).